UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

Iterum Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-38503	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 North Wall Quay
Dublin 1, Ireland		Not applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 1 6694820

3 Dublin Landings North Wall Quay Dublin 1, Ireland

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	ITRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Board of Directors of Iterum Therapeutics plc (the “Company”) has set the date of the Company’s 2025 Annual General Meeting of Shareholders (the “2025 Annual Meeting”) for September 10, 2025. The exact time and place of the 2025 Annual Meeting is specified in the Company’s Notice of 2025 Annual Meeting and related proxy statement for the 2025 Annual Meeting, as filed with the Securities and Exchange Commission on July 18, 2025. The record date for determining shareholders entitled to vote at the meeting is July 15, 2025.

Because the date of the 2025 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2024 annual general meeting of shareholders, the Company is providing the due date for submission of any qualified shareholder proposal or qualified shareholder nominations. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders may present proposals for inclusion in the Company’s proxy statement for the 2025 Annual Meeting by submitting their proposals to the Company a reasonable time before the Company begins to print and send its proxy materials. The Company’s Board of Directors has set the deadline for receipt of shareholder proposals pursuant to Rule 14a-8 as July 28, 2025. In order for a proposal under Rule 14a-8 to be considered timely, it must be received by the Company on or prior to July 28, 2025, at the Company’s registered office at c/o Secretary, Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, Ireland. All shareholder proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement for the 2025 Annual Meeting.

Under the Company’s Constitution, shareholders may also present a proposal or director nomination at the 2025 Annual Meeting if advance written notice is timely given to the Secretary of the Company, at the Company’s registered office, in accordance with the Company’s Constitution. To be timely, notice by a shareholder of any proposal or nomination must be provided not later than the close of business on July 28, 2025. The Company’s Constitution specifies requirements relating to the content of the notice that shareholders must provide.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must include in their advance written notice to the Secretary of the Company the information required by Rule 14a-19(b) under the Exchange Act. To be timely, such notice must be provided to the Secretary of the Company, at the Company’s principal executive offices, no later than the close of business on July 28, 2025, which is the 10th day following the day on which a public announcement of the date of the 2025 Annual Meeting was first made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iterum Therapeutics plc

Date:	July 18, 2025	By:	/s/ Corey N. Fishman
Corey N. Fishman Chief Executive Officer